                                                                Exhibit 24


                     POWER OF ATTORNEY OF LOUIS V. GERSTNER, JR.



    KNOW ALL PERSONS BY THESE PRESENTS, that I, Louis V. Gerstner, Jr.,
Chairman of the Board of Directors and Chief Executive Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $300,000,000 of additional obligations of the Corporation under the IBM Extended Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.




                             /s/ Louis V. Gerstner, Jr.
                             --------------------------
                             Chairman of the Board of
                             Directors and
                             Chief Executive Officer

                                                            Exhibit 24

                        POWER OF ATTORNEY OF G. RICHARD THOMAN

    KNOW ALL PERSONS BY THESE PRESENTS, that I, G. Richard Thoman, Senior Vice President and Chief Financial Officer of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $300,000,000 of additional obligations of the Corporation under the IBM Extended Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis
V. Gerstner, Jr., Lawrence R. Ricciardi, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.


                             /s/ G. Richard Thoman
                             ---------------------
                             Senior Vice President and
                             Chief Financial Officer

                                                                Exhibit 24

                          POWER OF ATTORNEY OF JOHN R. JOYCE

    KNOW ALL PERSONS BY THESE PRESENTS, that I, John R. Joyce, Vice President and Controller of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $300,000,000 of additional obligations of the Corporation under the IBM Extended Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.




                                  /s/John R. Joyce
                                  ----------------
                                  Vice President and
                                  Controller

                                                           Exhibit 24

                          POWER OF ATTORNEY OF IBM DIRECTOR



    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $300,000,000 of additional obligations of the Corporation under the IBM Extended Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.



                                  /s/ Cathleen Black
                                  -------------------
                                  Director

                                                           Exhibit 24

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $300,000,000 of additional obligations of the Corporation under the IBM Extended Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.




                                  /s/ Harold Brown
                                  ----------------
                                  Director

                                                           Exhibit 24

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $300,000,000 of additional obligations of the Corporation under the IBM Extended Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.




                                  /s/Juergen Dormann
                                  ------------------
                                  Director

                                                           Exhibit 24

                          POWER OF ATTORNEY OF IBM DIRECTOR

    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $300,000,000 of additional obligations of the Corporation under the IBM Extended Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.




                             /s/Nannerl O. Keohane
                             ---------------------
                             Director

                                                                Exhibit 24

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $300,000,000 of additional obligations of the Corporation under the IBM Extended Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.





                             /s/ Charles F. Knight
                             ---------------------
                             Director

                                                           Exhibit 24

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $300,000,000 of additional obligations of the Corporation under the IBM Extended Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.




                                  /s/ Lucio A. Noto
                                  -----------------
                                  Director

                                                           Exhibit 24

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $300,000,000 of additional obligations of the Corporation under the IBM Extended Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.




                                  /s/ John B. Slaughter
                                  ---------------------
                                  Director

                                                           Exhibit 24

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $300,000,000 of additional obligations of the Corporation under the IBM Extended Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.




                                  /s/ Alex J. Trotman
                                  -------------------
                                  Director

                                                           Exhibit 24

                          POWER OF ATTORNEY OF IBM DIRECTOR


    KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a director of International Business Machines Corporation, a New York corporation (the "Corporation"), which is to file with the Securities and Exchange Commission (the "SEC"), Washington, D.C., under the provisions of the Securities Act of 1933 one or more Registration Statements on Form S-8, or other appropriate Form, for up to $300,000,000 of additional obligations of the Corporation under the IBM Extended Tax Deferred Savings Plan (the "Plan"), together with Plan interests, hereby constitute and appoint Louis V. Gerstner, Jr., Lawrence R. Ricciardi, G. Richard Thoman, Jeffrey D. Serkes, John R. Joyce and John E. Hickey, and each of them, my true and lawful attorneys-in-fact and agents, with full power to act, together or each without the others, for me and in my name, place and stead, in any and all capacities, to sign, or cause to be signed electronically, any and all of said Registration Statements and any and all amendments to the aforementioned Registration Statements and to file said Registration Statements and amendments thereto so signed with all exhibits thereto, as well as to prepare, execute and file any and all other documents in connection with such Plan with the SEC, all state securities authorities under the Blue Sky and securities laws of the States of the United States of America, and the New York Stock Exchange (and other stock exchanges), hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, I, the undersigned, have executed this Power of Attorney as of this 25th day of February 1997.




                                  /s/ Charles M. Vest
                                  -------------------
                                  Director